Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1 dated as of January 15, 2014 (this “Amendment”), to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of July 13, 2011 (as amended and restated as of April 13, 2012, as thereafter amended as of August 15, 2012 and December 27, 2012, and as further amended and restated as of April 12, 2013, the “Credit Agreement”), among TAYLOR MORRISON COMMUNITIES, INC., a Delaware corporation (the “U.S. Borrower”), as co-borrower, MONARCH CORPORATION, an Ontario corporation (“Monarch Corporation” or the “Canadian Borrower” and, together with the U.S. Borrower, the “Co-Borrowers”), TMM HOLDINGS LIMITED PARTNERSHIP, a British Columbia limited partnership (“Holdings”), MONARCH COMMUNITIES INC., a company continued under the laws of the province of British Columbia (“Canada Holdings”), MONARCH PARENT INC., a company incorporated under the laws of the province of British Columbia (“Canada Intermediate Holdings”), TAYLOR MORRISON HOLDINGS, INC., a Delaware corporation (“U.S. Holdings”), TAYLOR MORRISON FINANCE, INC., a Delaware corporation (“U.S. FinCo”), each lender from time to time party thereto (each individually referred to therein as a “Lender” and collectively as “Lenders”) and CREDIT SUISSE AG, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

A. Holdings has requested that Monarch Corporation (i) be released from its obligations as a Borrower and as a Co-Borrower under the Credit Agreement and (ii) be added as a Guarantor under the Credit Agreement and under the Guaranty.

B. In connection therewith, Holdings has requested that the Credit Agreement be amended as set forth herein.

C. The Lenders are willing so to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of interpretation set forth in Section 1.2A of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2. Release of Canadian Borrower. The parties hereto hereby agree that, effective as of the Amendment Effective Date (as defined below):

(a) Monarch Corporation shall be released from all of its obligations, and shall cease to be entitled to any rights, as a Borrower and as a Co-Borrower under the Credit Agreement and the Notes (the “Canadian Borrower Release”).

(b) Any reference in the Credit Agreement or any other Loan Document to “a Borrower”, “the Borrowers”, “a Co-Borrower” or the “Co-Borrowers” shall be deemed to mean and refer only to the U.S. Borrower and any other Person who in the future is added as a Co-Borrower in accordance with the terms thereof, and the Credit Agreement and the Loan Documents are hereby deemed amended to the extent (and only to the extent) necessary to effectuate the foregoing.

(c) The U.S. Borrower and the other Loan Parties hereby expressly agree to the Canadian Borrower Release, and the U.S. Borrower hereby expressly assumes, and confirms its obligations for, all of the Obligations of Monarch Corporation in its capacity as Canadian Borrower that existed immediately prior to the Canadian Borrower Release.

SECTION 3. Joinder of Monarch Corporation to the Guaranty. Effective as of the Amendment Effective Date, Monarch Corporation hereby agrees to become a Guarantor under, and hereby confirms its guaranty in favor of the Administrative Agent and the other Guaranteed Parties on the terms set forth in, the Guaranty and the Credit Agreement, and does hereby guaranty to the Agent, its successors and assigns, and the other Guaranteed Parties the prompt and complete payment and performance by the U.S. Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations. This Amendment shall serve as a joinder to the Guaranty and, from and after the Amendment Effective Date and until such time as Monarch Corporation is released from its obligations under the Guaranty in accordance with the terms hereof or thereof, Monarch Corporation shall be a “Guarantor” for all purposes of the Guaranty.

SECTION 4. Amendments.

(i)	Effective as of the Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(a) The last sentence of the definition of the term “Assumed Purchase Money Loan” set forth in Section 1.1 of the Credit Agreement is hereby amended by inserting immediately after the words “guaranteed by a Non-Recourse” in clause (B) thereof the word “Indemnity”.

(b) The definition of the term “Cash Equivalents” set forth in Section 1.1 of the Credit Agreement is hereby amended by inserting immediately before the words “Restricted Subsidiaries” in clause (j) thereof the words “the Loan Parties or the”.

(c) The definition of the term “Consolidated Net Income” set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting from clause (a) of the proviso thereto the parenthetical “(other than a Restricted

Subsidiary of Holdings, U.S. Holdings, Canada Holdings, Canada Intermediate Holdings, U.S. FinCo or a Co-Borrower)” and substituting therefor “(other than U.S. Holdings, Canada Holdings, Canada Intermediate Holdings, U.S. FinCo, the U.S. Borrower or any Restricted Subsidiary)”.

(d) The definition of the term “FATCA” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“FATCA” means Sections 1471 through 1474 of the Code as of the Restatement Effective Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), or any Treasury regulations promulgated thereunder or official administrative interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code.

(e) The definition of the term “Immaterial Subsidiary” set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting the words “U.S. FinCo or a Co-Borrower” set forth therein.

(f) The definition of the term “Investment” set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting the words “U.S. FinCo, a Co-Borrower or any of their respective Subsidiaries” each place they appear therein and substituting therefor “Holdings or any of its Subsidiaries”.

(g) The definition of the term “Minority Investment” set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting therefrom the words “U.S. FinCo, a Co-Borrower” and substituting therefor “a Loan Party”.

(h) Clause (b) of the definition of the term “Non-Recourse Payment Guaranties” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b) except as such term is used in the definitions of the terms “Assumed Purchase Money Loan”, “Borrowing Base Debt”, “Construction Loan”, “Seller Purchase Money Loan” and in Section 7.2A(xxiv)(a), Monarch Corporation in respect of Non-Recourse Indebtedness of any Restricted Subsidiary of Monarch Corporation.

(i) The definition of the term “Restricted Subsidiary” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Restricted Subsidiary” means, unless otherwise specified herein, Monarch Corporation and any Subsidiary of the Borrower, a Co-Borrower, U.S. FinCo or Monarch Corporation, in each case other than an Unrestricted Subsidiary.

(j) The definition of the term “SPE” set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting the words “U.S. FinCo, a Co-Borrower or any of their respective” and substituting therefor the words “Holdings and its”.

(k) The definition of the term “Unrestricted Subsidiary” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Unrestricted Subsidiary” means any Subsidiary of Holdings (other than the U.S. Borrower, Canada Holdings, Canada Intermediate Holdings, U.S. Holdings and U.S. FinCo) that it, U.S. FinCo or a Co-Borrower, designates as an Unrestricted Subsidiary pursuant to Section 6.13 subsequent to the Initial Effective Date.

(l) Section 2.5B of the Credit Agreement is hereby amended by deleting therefrom the words “Co-Borrowers and their Subsidiaries” and substituting therefor “Holdings and its Subsidiaries”.

(m) The penultimate sentence of Section 6.13 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

The designation of any Subsidiary as an Unrestricted Subsidiary shall constitute an Investment by Holdings therein at the date of designation in an amount equal to the net book value of Holdings’ investment therein as reflected in the most recent Section 6.1 Financials.

(n) The opening paragraph of Section 7.2A of the Credit Agreement is hereby amended by inserting immediately after the words “permit to exist” therein the words “(other than any Lien that, at the time of the incurrence thereof, was permitted pursuant to any exception below)”.

(o) The opening paragraph of Section 7.3 of the Credit Agreement is hereby amended by inserting immediately after the words “permit to exist” therein the words “(other than any Investment that, at the time of the making thereof, was permitted pursuant to any exception below)”.

(p) Section 7.3(iii) of the Credit Agreement is hereby amended by deleting therefrom the words “Subsidiary Guarantor” and substituting therefor “Restricted Subsidiary”.

(q) Section 7.6(A) of the Credit Agreement is hereby amended by:

(i) deleting the clause designator (i) in clause (a) to the proviso of Section 7.6A(i)(x) and (ii) deleting all of clause (ii) in such proviso;

(ii) deleting clause (iii) thereof in its entirety and substituting therefor “(iii) [reserved]”; and

(iii) deleting from clause (iv) thereof the words “that is a direct or indirect parent of the Canadian Borrower”.

(r) Section 8.9(d)(iv) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(iv) [reserved];

(s) Sections 10.17(C) and 10.22 of the Credit Agreement are hereby amended by deleting each instance of the words “Canadian Borrower,” therefrom.

(ii)	Upon effectiveness of the release of Monarch Corporation from its obligations under the Guaranty in accordance with Section 8 of this Amendment, the Credit Agreement shall be amended as follows:

(a) Subsections (t), (u) and (v) of the defined term “Permitted Encumbrances” set forth in Section 1.1 of the Credit Agreement shall be amended and restated in their entirety, with no further action or instrument required to effect such amendment and restatement, as follows:

(t) [Reserved];

(u) [Reserved];

(v) [Reserved];

(b) Clauses (xxvii), (xxviii), (xxix) and (xxx) of Section 7.2(A) of the Credit Agreement shall be amended and restated in their entirety, with no further action or instrument required to effect such amendment and restatement, as follows:

(xxvii) [Reserved];

(xxviii) [Reserved];

(xxix) [Reserved];

(xxx) [Reserved];

SECTION 5. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, each of Holdings, U.S. Holdings, Canada Holdings, Canada Intermediate Holdings, U.S. FinCo, the U.S. Borrower and Monarch Corporation, jointly and severally, hereby represents and warrants to the Administrative Agent and each of the other parties hereto that:

(a) As of the Amendment Effective Date, each Loan Party has duly executed and delivered and authorized this Amendment and this Amendment constitutes the legal, valid and binding obligation of such Loan Party enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).

(b) As of the Amendment Effective Date, (i) the representations and warranties set forth in Section 5 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (unless qualified as to materiality or Material Adverse Effect, in which case such representations and warranties shall be true and correct in all respects) on and as of the Amendment Effective Date to the same extent as though made on and as of such date, except (x) to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (unless qualified as to materiality or Material Adverse Effect, in which case such representations and warranties were true and correct in all respects) on and as of such earlier date, and (y) the reference to the Restatement Effective Date in Section 5.12 of the Credit Agreement shall, for purposes of this Section 5(b), be deemed to refer to the Amendment Effective Date, and (ii) no Default or Event of Default has occurred and is continuing.

(c) Upon the effectiveness of the release of Monarch Corporation from its obligations under the Guaranty in accordance with Section 8 of this Amendment, Monarch Corporation shall concurrently cease to be a guarantor of the Senior Unsecured Notes and the 5.25% Senior Notes due 2021 of the U.S. Borrower and Canada Holdings, in each case without the need for any further action by any Person.

SECTION 6. Amendment Fee. The Borrower agrees to pay to the Administrative Agent, for the account of each Lender that executes and delivers a copy of this Amendment to the Administrative Agent (or its counsel) at or prior to 5:00 p.m., New York City time, on January 15, 2014, an amendment fee (the “Amendment Fees”) in an amount equal to 0.125% of the Commitment (whether used or unused) of such Lender as of such date. The Amendment Fees shall be payable in immediately available funds on, and subject to the occurrence of, the Amendment Effective Date and shall not be subject to setoff or counterclaim.

SECTION 7. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction or waiver, on or prior to January 24, 2014, of the following conditions precedent (the date on which all such conditions are satisfied or waived, the “Amendment Effective Date”):

(a) The Administrative Agent (or its counsel) shall have received from each Loan Party and each Lender either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative

Agent (which may include facsimile or other electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

(b) The Administrative Agent shall have received (on behalf of itself and each Lender) (i) the Amendment Fees and (ii) reimbursement of all costs and expenses required to be paid by the Loan Parties in connection with the transactions contemplated hereby.

(c) The representations and warranties set forth in Section 5 shall be true and correct, and the Administrative Agent shall have received a certificate to that effect dated as of the Amendment Effective Date and executed by a Responsible Officer of Holdings.

The Administrative Agent shall notify the U.S. Borrower and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 8. Release of Monarch Corporation Guaranty. Notwithstanding anything to the contrary in the Credit Agreement, the Lenders and the Administrative Agent hereby agree that, at 9:00 a.m., New York time on the second Business Day following the Amendment Effective Date, Monarch Corporation shall be unconditionally and irrevocably released from its obligations under the Guaranty, and thereafter shall not be a Guarantor or a Loan Party under the Credit Agreement or the other Loan Documents, without the need for any further action by the Administrative Agent, any Lender or any other Person.

SECTION 9. Consent and Reaffirmation. Each of the Loan Parties hereby (i) consents to this Amendment and the transactions contemplated hereby (including the release of Monarch Corporation as a Loan Party), (ii) agrees that, notwithstanding the effectiveness of this Amendment, the Guaranty and each of the other Loan Documents continues to be in full force and effect, (iii) affirms and confirms its guarantee (in the case of a Guarantor) of the Obligations pursuant to the Guaranty, all as provided in the Loan Documents, and (iv) acknowledges and agrees that such guarantee continues in full force and effect in respect of, the Obligations under the Credit Agreement and the other Loan Documents.

SECTION 10. Loan Documents. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 11. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be as effective as delivery of an original executed counterpart of this Amendment.

SECTION 12. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 13. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers or representatives as of the day and year first above written.

TAYLOR MORRISON COMMUNITIES, INC.,

By:	/s/ Darrell C. Sherman
Name:	Darrell C. Sherman
Title:	Vice President

MONARCH CORPORATION,

By:	/s/ Darrell C. Sherman
Name:	Darrell C. Sherman
Title:	Senior Vice President

TMM HOLDINGS LIMITED PARTNERSHIP, By: TMM Holdings (G.P.) ULC, its General Partner

By:	/s/ Greg Kranias
Name:	Greg Kranias
Title:	Director, General Partner

MONARCH COMMUNITIES INC.,

By:	/s/ Darrell C. Sherman
Name:	Darrell C. Sherman
Title:	Vice President

MONARCH PARENT INC.,

By:	/s/ Darrell C. Sherman
Name:	Darrell C. Sherman
Title:	Vice President

[Signature Page to Amendment No. 1]

TAYLOR MORRISON HOLDINGS, INC.,

By:	/s/ Darrell C. Sherman
Name:	Darrell C. Sherman
Title:	Vice President

TAYLOR MORRISON FINANCE, INC.,

By:	/s/ Darrell C. Sherman
Name:	Darrell C. Sherman
Title:	Vice President

TAYLOR MORRISON ESPLANADE NAPLES, LLC

By:	/s/ Darrell C. Sherman
Name:	Darrell C. Sherman
Title:	Authorized Signatory / Vice President

EACH SUBSIDIARY GUARANTOR SET FORTH ON SCHEDULE 1 HERETO

By:	/s/ Darrell C. Sherman
Name:	Darrell C. Sherman
Title:	Authorized Signatory

[Signature Page to Amendment No. 1]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, individually and as Administrative Agent,

By:	/s/ Bill O’Daly
Name:	Bill O’Daly
Title:	Authorized Signatory

By:	/s/ Sally Reyes
Name:	Sally Reyes
Title:	Authorized Signatory

[Signature Page to Amendment No. 1]

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, IN RESPECT OF THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JULY 13, 2011, AS AMENDED, AMONG TAYLOR MORRISON COMMUNITIES, INC., MONARCH CORPORATION, THE OTHER GUARANTORS PARTY THERETO, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT

Lender Name:	Citibank, N.A.

by
/s/ John Rowland
Name:	John Rowland
Title:	VP

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, IN RESPECT OF THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JULY 13, 2011, AS AMENDED, AMONG TAYLOR MORRISON COMMUNITIES, INC., MONARCH CORPORATION, THE OTHER GUARANTORS PARTY THERETO, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT

Lender Name:	Comerica Bank

by
/s/ Charles Weddell
Name:	Charles Weddell
Title:	Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, IN RESPECT OF THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JULY 13, 2011, AS AMENDED, AMONG TAYLOR MORRISON COMMUNITIES, INC., MONARCH CORPORATION, THE OTHER GUARANTORS PARTY THERETO, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT

Lender Name:	Deutsche Bank AG New York Branch

by
/s/ Michael Stanchina
Name:	Michael Stanchina
Title:	Director

For any Lender requiring a second signature line:

by
/s/ Michael Winters
Name:	Michael Winters
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, IN RESPECT OF THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JULY 13, 2011, AS AMENDED, AMONG TAYLOR MORRISON COMMUNITIES, INC., MONARCH CORPORATION, THE OTHER GUARANTORS PARTY THERETO, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT

Lender Name:	Goldman Sachs Bank USA

by
/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, IN RESPECT OF THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JULY 13, 2011, AS AMENDED, AMONG TAYLOR MORRISON COMMUNITIES, INC., MONARCH CORPORATION, THE OTHER GUARANTORS PARTY THERETO, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT

Lender Name:	HSBC Realty Credit Corporation (USA)

by
/s/ Michael Leung
Name:	Michael Leung
Title:	Senior Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, IN RESPECT OF THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JULY 13, 2011, AS AMENDED, AMONG TAYLOR MORRISON COMMUNITIES, INC., MONARCH CORPORATION, THE OTHER GUARANTORS PARTY THERETO, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT

Lender Name:	JPMorgan Chase Bank, N.A.

by
/s/ Chiara Carter
Name:	Chiara Carter
Title:	Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, IN RESPECT OF THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JULY 13, 2011, AS AMENDED, AMONG TAYLOR MORRISON COMMUNITIES, INC., MONARCH CORPORATION, THE OTHER GUARANTORS PARTY THERETO, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT

Lender Name:	Texas Capital Bank, National Association

by
/s/ Joe Hardy
Name:	Joe Hardy
Title:	Senior Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, IN RESPECT OF THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JULY 13, 2011, AS AMENDED, AMONG TAYLOR MORRISON COMMUNITIES, INC., MONARCH CORPORATION, THE OTHER GUARANTORS PARTY THERETO, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT

Lender Name:	Wells Fargo Bank, National Association

by
/s/ Elena Bennett
Name:	Elena Bennett
Title:	Senior Vice President

For any Lender requiring a second signature line:

by
N/A
Name:	Elena Bennett
Title:	Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, IN RESPECT OF THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JULY 13, 2011, AS AMENDED, AMONG TAYLOR MORRISON COMMUNITIES, INC., MONARCH CORPORATION, THE OTHER GUARANTORS PARTY THERETO, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT

Lender Name:	Western Alliance Bank

by
/s/ Brent Edgecumbe
Name:	Brent Edgecumbe
Title:	SVP

For any Lender requiring a second signature line:

by

Name:
Title:

SCHEDULE 1

Subsidiary Guarantors

ATPD, LLC

DARLING HOMES OF TEXAS, LLC

DFP TEXAS (GP), LLC

TAYLOR MORRISON, INC.

TAYLOR MORRISON AT CRYSTAL FALLS, LLC

TAYLOR MORRISON HOLDINGS OF ARIZONA, INC.

TAYLOR MORRISON OF CALIFORNIA, LLC

TAYLOR MORRISON OF COLORADO, INC.

TAYLOR MORRISON OF FLORIDA, INC.

TAYLOR MORRISON OF TEXAS, INC.

TAYLOR MORRISON SERVICES, INC.

TAYLOR MORRISON/ARIZONA, INC.

TAYLOR WOODROW COMMUNITIES – LEAGUE CITY, LTD.

TAYLOR WOODROW COMMUNITIES AT MIRASOL, LTD.

TAYLOR WOODROW COMMUNITIES AT PORTICO, L.L.C.

TAYLOR WOODROW COMMUNITIES AT ST. JOHNS FOREST, L.L.C.

TAYLOR WOODROW HOMES – CENTRAL FLORIDA DIVISION, L.L.C.

TAYLOR WOODROW HOMES – SOUTHWEST FLORIDA DIVISION, L.L.C.

TM HOMES OF ARIZONA, INC.

TW ACQUISITIONS, INC.

TWC/FALCONHEAD WEST, L.L.C.

TWC/MIRASOL, INC.

TWC/STEINER RANCH, LLC